SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 5, 2002

State Street Corporation
(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

Item 5.    Other Events.

On November 5, 2002, Registrant issued a statement that it has signed definitive agreements with Deutsche Bank AG to acquire substantial parts of Deutsche Bank’s Global Securities Services business.

The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The supporting exhibits to a presentation to stockholders and other interested parties as webcast on Tuesday, November 5, 2002 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Form of press release dated November 5, 2002

99.2	Form of supporting exhibits to presentation on November 5, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

/s/ FREDERICK P. BAUGHMAN
Name: Frederick P. Baughman Title: Senior Vice President, Controller and Chief Accounting Officer
Date: November 5, 2002

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EXHIBIT INDEX

Exhibit
99.1	Form of press release dated November 5, 2002

99.2	Form of supporting exhibits to presentation on November 5, 2002

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